Exhibit 32

CERTIFICATIONS

I, John T. Sawyer, certify that:

1.	I have reviewed this annual report on Form 10-K of Penhall International Corp;

2.	Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this annual report.

/s/ JOHN T. SAWYER	Chairman of the Board, President and Chief
John T. Sawyer	Executive Officer (Principal Executive Officer)

I, Jeffrey E. Platt, certify that:

1.	I have reviewed this annual report on Form 10-K of Penhall International Corp;

2.	Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for the periods presented in this annual report.

/s/ JEFFREY E. PLATT	Vice President-Finance and Chief Financial
Jeffrey E. Platt	Jeffrey E. Platt Officer (Principal Accounting Officer)

SUPPLEMENTAL INFORMATION TO BE FURNISHED WITH REPORTS FILED PURSUANT TO SECTION 15(d) OF THE ACT BY REGISTRANTS WHICH HAVE NOT REGISTERED SECURITIES PURSUANT TO SECTION 12 OF THE ACT.

     The registrant has not sent the following to security holders: (i) any annual report to security holders covering the registrant’s last fiscal year; or (ii) any proxy statements, forms of proxy or other proxy soliciting material wither respect to any annual or other meeting of security holders.